Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

One July 27, 2017 (the “Acquisition Date”), Ichor Holdings, LLC, a wholly owned subsidiary of Ichor Holdings, Ltd. (“Ichor”, “us”, “we”, or “our”), completed the acquisition of Cal‑Weld, Inc. (“Cal‑Weld”), a California-based leader in the design and fabrication of precision, high purity industrial components, subsystems, and systems (the “Acquisition”).

The following unaudited pro forma condensed combined (“pro forma”) balance sheet as of June 30, 2017 gives effect to the Acquisition as if it had occurred on June 30, 2017, the pro forma statements of operations for the six months ended June 30, 2017 gives effect to the Acquisition as if it had occurred on December 31, 2016, and for the pro forma statements of operations for the year ended December 30, 2016 gives effect to the Acquisition as if it had occurred on December 26, 2015.

The Acquisition was accounted for as a business combination using the acquisition method of accounting, which established a new basis of accounting for all assets acquired and liabilities assumed at fair value. The pro forma adjustments are based upon currently available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances.

The pro forma financial information is presented for informational purposes only and does not purport to present what our actual consolidated results of operations would have been had the transaction occurred on the dates indicated, nor are they necessarily indicative of future results of operations. The pro forma financial information should be read in conjunction with Ichor’s historical consolidated financial statements and accompanying notes included in Ichor’s Quarterly Report on Form 10‑Q for the quarter ended June 30, 2017 and Annual Report on Form 10‑K for the year ended December 30, 2016 and the audited financial statements and accompanying notes of Cal‑Weld for the years ended June 30, 2017 and June 30, 2016 included in Exhibit 99.1 to Ichor’s Form 8‑K/A.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the pro forma financial information.

ICHOR HOLDINGS, LTD.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2017

(in thousands, except share data)

	Historical Company	Historical Cal-Weld, Inc.	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and restricted cash	$66,838	$9,517	$(28,536)	(2b)	$47,819
Accounts receivable, net	39,818	11,289	—		51,107
Inventories	96,995	16,759	3,594	(2a)	117,348
Prepaid expenses and other current assets	4,857	335	—		5,192
Current assets from discontinued operations	35	—	—		35
Total current assets	208,543	37,900	(24,942)		221,501
Property and equipment, net	14,895	1,692	—		16,587
Other noncurrent assets	1,199	—	—		1,199
Deferred tax assets	733	3,057	—	(2a)	3,790
Intangible assets, net	28,548	—	12,460	(2a)	41,008
Goodwill	77,071	—	13,915	(2a)	90,986
Total assets	$330,989	$42,649	$1,433		$375,071
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$101,493	$7,635	$—		$109,128
Accrued liabilities and other current liabilities	13,955	4,430	$—		18,385
Current liabilities from discontinued operations	776	—	—		776
Total current liabilities	116,224	12,065	—		128,289
Long-term debt, net of current portion	38,208	—	30,000	(2b)	68,208
Deferred tax liabilities	462	—	—		462
Other non-current liabilities	1,327	2,714	—		4,041
Non-current liabilities from discontinued operations	30	—	—		30
Total liabilities	156,251	14,779	30,000		201,030
Shareholders’ equity
Preferred shares ($0.0001 par value; 20,000,000 shares authorized; no shares issued and outstanding)	—	—	—		—
Ordinary shares ($0.0001 par value; 200,000,000 shares authorized; 25,056,188 and 23,857,381 shares issued and outstanding, respectively)	3	—	—		3
Common stock (100,000 shares authorized; 10,000 shares issued and outstanding)	—	12	(12)	(3e)	—
Additional paid in capital	206,427	—	—		206,427
Accumulated deficit	(31,692)	27,858	(28,555)	(3e)	(32,389)
Total shareholders’ equity	174,738	27,870	(28,567)		174,041
Total liabilities and shareholders’ equity	$330,989	$42,649	$1,433		$375,071

ICHOR HOLDINGS, LTD.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2017

(in thousands, except share data)

	Historical Company	Historical Cal-Weld, Inc.	Pro Forma Adjustments		Pro Forma Combined
Net sales	$308,437	$60,617	$—		$369,054
Cost of sales	260,916	46,930	—		307,846
Gross profit	47,521	13,687	—		61,208
Operating expenses	22,134	5,570	(1,542)	(3a)	26,162
Operating income	25,387	8,117	1,542		35,046
Interest expense (income), net	1,365	(34)	127	(3b)	1,458
Other income, net	(398)	—	—		(398)
Income from continuing operations before income taxes	24,420	8,151	1,415		33,986
Income tax expense from continuing operations	998	3,113	540	(3c)	4,651
Net income from continuing operations	23,422	5,038	875		29,335
Discontinued operations:
Loss from discontinued operations before taxes	(721)	—	—		(721)
Income tax expense from discontinued operations	1	—	—		1
Net loss from discontinued operations	(722)	—	—		(722)
Net income	$22,700	$5,038	$875		$28,613
Net income per share from continuing operations:
Basic	$0.95				$1.19
Diluted	$0.91				$1.13
Net income per share:
Basic	$0.92				$1.16
Diluted	$0.88				$1.11
Shares used to compute net income from continuing operations per share:
Basic	24,751,390				24,751,390
Diluted	25,868,403				25,868,403
Shares used to compute net income per share:
Basic	24,751,390				24,751,390
Diluted	25,868,403				25,868,403

ICHOR HOLDINGS, LTD.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 30, 2016

(in thousands, except share data)

	Historical Company	Historical Cal-Weld, Inc.	Pro Forma Adjustments		Pro Forma Combined
Net sales	$405,747	$81,171	$—		$486,918
Cost of sales	340,352	61,256	—		401,608
Gross profit	65,395	19,915	—		85,310
Operating expenses	41,524	10,496	(1,888)	(3a)	50,132
Operating income	23,871	9,419	1,888		35,178
Interest expense (income), net	4,370	(15)	977	(3b)	5,332
Other income, net	(629)	—	—		(629)
Income from continuing operations before income taxes	20,130	9,434	911		30,475
Income tax expense (benefit) from continuing operations	(649)	3,777	365	(3c)	3,493
Net income from continuing operations	20,779	5,657	546		26,982
Discontinued operations:
Loss from discontinued operations before taxes	(4,077)	—	—		(4,077)
Income tax expense from discontinued operations	40	—	—		40
Net loss from discontinued operations	(4,117)	—	—		(4,117)
Net income	16,662	5,657	546		22,865
Less: Undistributed earnings attributable to preferred shareholders	(15,284)	—	(5,690)	(3d)	(20,974)
Net income attributable to ordinary shareholders	$1,378	$5,657	$(5,144)		$1,891
Net income per share from continuing operations attributable to ordinary shareholders:
Basic	$1.14				$1.48
Diluted	$0.87				$1.13
Net income per share attributable to ordinary shareholders:
Basic	$0.92				$1.26
Diluted	$0.70				$0.96
Shares used to compute net income from continuing operations per share attributable to ordinary shareholders:
Basic	1,503,296				1,503,296
Diluted	1,967,926				1,967,926
Shares used to compute net income per share attributable to ordinary shareholders:
Basic	1,503,296				1,503,296
Diluted	1,967,926				1,967,926

ICHOR HOLDINGS, LTD.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(in thousands)

Note 1 – Basis of Pro Forma Presentation

The pro forma balance sheet as of June 30, 2017 combines our historical condensed consolidated balance sheet with the historical balance sheet of Cal‑Weld and has been prepared as if the Acquisition occurred on June 30, 2017. The pro forma statements of operations for the six months ended June 30, 2017 and for the year ended December 30, 2016 combine our historical condensed consolidated statements of operations with Cal‑Weld’s historical statements of operations and have been prepared as if the Acquisition occurred on December 26, 2015. The historical financial information is adjusted in the pro forma financial information to give effect to pro forma events that are (1) directly attributable to the Acquisition, (2) factually supportable, and (3) expected to have continuing impact on the combined results.

We have accounted for the Acquisition using the acquisition method of accounting pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 805 – Business Combinations (“ASC 805”). In accordance with ASC 805, we use our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the Acquisition Date. Goodwill as of the Acquisition Date is measured as the excess of purchase price over the fair value of net tangible and identifiable intangible assets acquired.

Historical Company

Represents our unaudited consolidated balance sheet as of June 30, 2017, our unaudited consolidated statement of operations for the six months ended June 30, 2017, and our audited consolidated statement of operations for the year ended December 30, 2016.

Historical Cal‑Weld, Inc.

Represents the audited balance sheet of Cal‑Weld as of June 30, 2017 and the unaudited statements of operations for the six months ended June 30, 2017 and for the year ended December 30, 2016. The amounts for the statements of operations were derived from the same financial information used to prepare Cal‑Weld’s audited financial statements for the years ended June 30, 2017 and June 30, 2016.

The pro forma financial information is provided for illustrative purposes only, is based on a preliminary purchase price allocation, and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of the combined company would have been had the Acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or financial position.

As a result of the Acquisition, the pro forma balance sheet and pro forma statements of operations include the following pro forma adjustments:

•	Changes in assets and liabilities to record the preliminary estimates of fair value of the Acquisition;
•	Changes in amortization expense resulting from preliminary estimates of fair value of Cal‑Weld’s customer relationships and order backlog;
•	Changes in compensation-related expense due to non-retention of Cal‑Weld’s ownership effective as of the Acquisition Date;
•	The elimination of non-recurring Acquisition-related costs included in Ichor and Cal‑Weld’s historical statements of operations;
•	The changes in our debt and related interest expense resulting from financing the Acquisition;
•	The effect of the above adjustments on income tax expense; and
•	The effect of Cal‑Weld’s earnings on undistributed earnings attributable to preferred shareholders for the year ended December 30, 2016.

Note 2 – Preliminary Purchase Price Allocation and Purchase Price Summary

(a) Preliminary Purchase Price Allocation

The table below represents the estimated preliminary purchase price allocation of net assets acquired based on their estimated fair values, as well as the associated estimated useful lives of the acquired intangible assets. Such amounts were estimated using the most recent audited financial statements of Cal‑Weld as of June 30, 2017. Ichor does not believe the use of Cal‑Weld's balances as of June 30, 2017 instead of the Acquisition Date will result in a materially different allocation. However, certain amounts, such as the balances of cash and cash equivalents, other working capital accounts, and deferred taxes, may vary based upon changes in Cal‑Weld’s balances between June 30, 2017 and the Acquisition Date, with offsetting changes to goodwill. As the final valuations are being performed, increases or decreases in the fair value of relevant balance sheet amounts will result in adjustments, which may result in material differences from the information presented herein. Ichor's consolidated financial statements for the quarter ended September 29, 2017 will include updated amounts reflecting the estimated fair values as of the Acquisition Date.

	Historical Cal-Weld, Inc.	Fair Value Adjustments		Preliminary Purchase Price Allocation
Cash and cash equivalents	$9,517	$—		$9,517
Accounts receivable, net	11,289	—		11,289
Inventories	16,759	3,594	(1)	20,353
Prepaid expenses and other current assets	335	—		335
Current assets	37,900	3,594		41,494
Property and equipment, net	1,692	—		1,692
Deferred tax assets	3,057	—	(2)	3,057
Intangible assets, net	—	12,460	(3)	12,460
Goodwill	—	13,915	(4)	13,915
Total assets	42,649	29,969		72,618
Accounts payable	(7,635)	—		(7,635)
Accrued liabilities and other current liabilities	(4,430)	—		(4,430)
Other non-current liabilities	(2,714)	—		(2,714)
Total liabilities	(14,779)	—		(14,779)
Net assets	$27,870	$29,969		$57,839
(1)	Ichor recognized a fair value step‑up in Cal‑Weld’s inventory commensurate with the Acquisition.
(2)

No adjustment has been made to reflect the potential deferred tax liability and deferred tax asset valuation release anticipated as a result of the Acquisition. Any resulting adjustment will be reflected in Ichor’s consolidated financial statements for the quarter ended September 29, 2017.

(3)	See Note 3(a) regarding Ichor’s recognition of certain intangible assets.
(4)	Represents the excess of purchase price over net identifiable assets acquired.

(b) Purchase Price Summary

The table below represents the sources and uses of purchase price and estimated transaction costs:

Sources of funds:
Long term debt	$30,000
Cash on hand	28,536
Total sources	$58,536
Uses of funds:
Purchase price	$57,839
Estimated closing costs	697
Total uses	$58,536

Note 3 – Pro Forma Adjustments

(a) Operating expenses

Based on preliminary estimates of the fair value of Cal‑Weld’s intangible assets, Ichor allocated $11,800 to Cal‑Weld’s customer relationships and $660 to order backlog. The customer relationships have an estimated life of 10 years, resulting in estimated annual amortization expense of $1,180. Order backlog is expected to be recognized within six months of the Acquisition Date and therefore is fully recognized during the six months ended June 30, 2017 and during the year ended December 30, 2016 on a pro forma basis.

As a result of the Acquisition, previous ownership ceased employment with Cal‑Weld. The associated compensation-related costs have been eliminated in the pro forma statements of operations for the six months ended June 30, 2017 and for the year ended December 30, 2016 as they are directly attributable to the Acquisition and are non-recurring. No other adjustments for compensation-related costs have been included in the pro forma statements of operations.

Included in the historical statements of operations of Ichor and Cal‑Weld for the six months ended June 30, 2017 are non-recurring Acquisition-related costs. These costs have been eliminated in the pro forma statement of operations for the six months ended June 30, 2017 as they are directly attributable to the Acquisition and are non-recurring.

The following table summarizes the pro forma adjustments to the pro forma statements of operations for the six months ended June 30, 2017 and for the year ended December 30, 2016:

	Six Months Ended	Year Ended
	June 30, 2017	December 30, 2016
Amortization expense	$1,250	$1,840
Compensation-related expense	(2,578)	(3,728)
Acquisition-related costs	(214)	—
Operating expenses	$(1,542)	$(1,888)

(b) Interest expense (income), net

In connection with the Acquisition, Ichor entered into a second amendment to its credit facility, resulting in a reduced borrowing rate for all indebtedness, an additional $20,000 drawn on its term loan facility, and an additional $10,000 drawn on its revolving credit facility. The associated adjustment to the pro forma statements of operations for the six months ended June 30, 2017 and for the year ended December 30, 2016 reflects incremental interest expense from the additional debt outstanding and reduced borrowing rate.

(c) Income tax expense (benefit) from continuing operations

The income tax effects of the pro forma adjustments above have been made to the pro forma statements of operations for the six months ended June 30, 2017 and December 30, 2016 using historical effective income tax rates of 38.2% and 40.0%, respectively. However, no adjustment has yet been made to reflect the potential deferred tax liability and deferred tax asset valuation release anticipated as a result of the Acquisition. Any resulting adjustment will be reflected in Ichor’s consolidated financial statements for the quarter ended September 29, 2017.

(d) Undistributed earnings attributable to preferred shareholders

See Note 4 below.

(e) Shareholders’ equity

The adjustment to shareholders’ equity reflect the elimination of Cal‑Weld’s historical shareholder equity accounts and give effect to the $697 in transaction-related costs in connection with the Acquisition summarized in Note 2.

Note 4 – Earnings per Share

The following table calculates earnings per share attributable to ordinary shareholders for the year ended December 30, 2016 using the two class method, required for participating securities, as Ichor had two classes of stock during the year ended December 30, 2016. Subsequent to Ichor’s initial public offering in December 2016, only one class of stock has remained outstanding, and therefore the two class method is no longer used.

	Historical Company	Historical Cal-Weld, Inc.	Pro Forma Adjustments		Pro Forma Combined
Net income from continuing operations	$20,779	$5,657	$546		$26,982
Undistributed earnings attributed to preferred shareholders	(19,060)	—	(5,690)	(1)	(24,750)
Net income from continuing operations, attributable to ordinary shareholders	$1,719	$5,657	$(5,144)		$2,232
Net income	$16,662	$5,657	$546		$22,865
Less: Undistributed earnings attributable to preferred shareholders	(15,284)	—	(5,690)	(1)	(20,974)
Net income attributable to ordinary shareholders	$1,378	$5,657	$(5,144)		$1,891
Net income per share from continuing operations attributable to ordinary shareholders:
Basic	$1.14				$1.48
Diluted	$0.87				$1.13
Net income per share attributable to ordinary shareholders:
Basic	$0.92				$1.26
Diluted	$0.70				$0.96
Shares used to compute net income from continuing operations per share attributable to ordinary shareholders:
Basic	1,503,296				1,503,296
Diluted	1,967,926				1,967,926
Shares used to compute net income per share attributable to ordinary shareholders:
Basic	1,503,296				1,503,296
Diluted	1,967,926				1,967,926
(1)

The undistributed earnings attributable to preferred shareholders has been adjusted, on a pro forma basis, for the incremental earnings from Cal‑Weld, after giving effect to pro forma adjustments, for the year ended December 30, 2016.